Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long Term Debt Excluding Tax Increment Financing [Text Block]
6.	Long-Term Debt

The Company had no long-term debt as of December 31, 2013.  As of December 31, 2012 long-term debt related to the ethanol plants is included as part of liabilities held for sale on the consolidated balance sheets. The following table summarizes long-term debt related to the ethanol plants as of December 31, 2012 (in thousands):

Term loans	$170,480
Capital lease	2,465
Notes payable	474
173,419
Less current portion	(170,630)
Long-term portion	$2,789

Senior Debt Facility

In September 2006, the Operating Subsidiaries entered into the Senior Debt Facility to finance the construction of and provide working capital to operate our ethanol plants. Neither the Company nor the LLC was a party, either as borrower or guarantor, under the Senior Debt Facility, and none of their respective assets, other than the LLC interests in the Operating Subsidiaries themselves, were pledged as collateral under the Senior Debt Facility. Principal payments under the Senior Debt Facility were payable quarterly at a minimum amount of $ 3,150,000, with additional pre-payments to be made out of available cash flow. These term loans were scheduled to mature in September 2014.

The Operating Subsidiaries did not make the regularly-scheduled payments of principal and interest that were due under the outstanding Senior Debt Facility on September 28, 2012. As a result, the Operating Subsidiaries received a Notice of Default from First National Bank of Omaha, as Administrative Agent for the lenders under the Senior Debt Facility. Following this initial default, the Operating Subsidiaries did not made any of the subsequent regularly-scheduled quarterly principal and interest payments. The regularly-scheduled principal and interest payments that were not paid totaled $8.2 million through December 31, 2012 and $23.4 million through November 22, 2013.

  On April 11, 2013, the Operating Subsidiaries entered into a definitive agreement (the “Lender Agreement”) with First National Bank of Omaha, as Escrow Agent under the Lender Agreement, and as Administrative Agent and Collateral Agent for the lenders under the Senior Debt Facility. Under the terms of the Lender Agreement, the Administrative Agent and the lenders agreed to provide the Operating Subsidiaries with a period of time to allow the Company to pursue one or more strategic alternatives, including but not limited to a potential sale of one or both of the Company’s ethanol plants.

Simultaneously with the execution of the Lender Agreement, the Operating Subsidiaries, the Administrative Agent and the lenders under the Senior Debt Facility also entered into a Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions (the “Deed in Lieu Agreement”), pursuant to which, among other things, the Operating Subsidiaries would transfer ownership of their respective ethanol plants, including the underlying real property, personal property and all material contracts used to operate the plants, to certain designees of the Administrative Agent and the lenders (“Newco”), in full satisfaction of all outstanding obligations under the Senior Debt Facility and in lieu of the Administrative Agent and the lenders exercising their rights and remedies under the Senior Debt Facility.

On November 5, 2013, the Company was notified by the lenders under the Senior Debt Facility and Green Plains Renewable Energy, Inc. (“Green Plains”) that a definitive agreement has been entered into for the lenders to sell the Company’s ethanol plants plus working capital to Green Plains.  On November 22, 2013, the Administrative Agent delivered written notice to the Escrow Agent directing the Escrow Agent to consummate the transfers under the Deed in Lieu Agreement, resulting in the Company’s ethanol plants and all related assets being transferred to Newco in full satisfaction of all outstanding obligations under the Senior Debt Facility.  Newco simultaneously sold the ethanol plants to Green Plains.  On November 25, 2013, the Company and certain of its subsidiaries entered into an Undertaking and Release Agreement dated as of November 22, 2013 (the “Release Agreement”) with First National Bank of Omaha, as Administrative Agent and Collateral Agent under the Senior Debt Facility.  Under the terms of the Release Agreement, the lenders paid to the Company an aggregate amount of $3,330,000 in full satisfaction of any obligations of the lenders to the Company under that certain Deed in Lieu Agreement.

Capital Lease

The operating subsidiary that constructed the Fairmont plant had entered into an agreement with the local utility pursuant to which the utility had built owned a substation and distribution facility in order to supply electricity to the plant. The operating subsidiary was paying a fixed facilities charge based on the cost of the substation and distribution facility of $34,000 per month, over the 30-year term of the agreement. This fixed facilities charge was being accounted for as a capital lease in the accompanying financial statements. This capital lease was assigned to Newco, and subsequently to Green Plains, as part of the disposition of the ethanol plants.

Notes Payable

Notes payable related to certain financing agreements in place at our Wood River facility. The operating subsidiary entered into a note payable for $419,000 with the City of Wood River for special assessments related to street, water, and sanitary improvements at our Wood River facility. This note required ten annual payments of $52,000, including interest at 4.0% per annum, and was scheduled to mature in 2018. In addition, the operating subsidiary for the Wood River facility entered into a financing agreement in the fourth quarter of 2012 for the purchase of certain rolling stock equipment to be used at the facility for $208,000. This note required 24 monthly payments of $9,000, including interest at 6.0% per annum, and was scheduled to mature in 2014.  These notes payable were assigned to Newco, and subsequently to Green Plains, as part of the disposition of the ethanol plants.